                                                                    EXHIBIT 10.3



                                  AMENDMENT No. 3, dated as of April 20, 2000
                                  (this "Amendment"), to the Credit Agreement dated as of December 24, 1997 (the "Credit Agreement"), as amended by Amendment No. 1, dated as of April 15, 1998 and Amendment No. 2 and Waiver dated as of December 20, 1999, among Frank's Nursery & Crafts, Inc. (the "Borrower"), FNC Holdings Inc. ("Holdings"), formerly known as General Host Corporation, the Lenders (as defined in the Credit Agreement), The Chase Manhattan Bank, as administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent") for the Lenders, as swingline lender (in such capacity, the "Swingline Lender") and as an Issuing Bank (as defined in the Credit Agreement), and Goldman Sachs Credit Partners, L.P., as documentation agent.

                   A. Pursuant to the Credit Agreement, the Lenders, the Swingline Lender and the Issuing Banks have extended credit to the Borrower and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

                   B. The Borrower and Holdings have requested that the Administrative Agent and the Required Lenders amend certain provisions of the Credit Agreement as set forth herein.

                   C. The Administrative Agent and the Required Lenders are willing to amend the Credit Agreement, in each case, pursuant to the terms and subject to the conditions set forth herein.

                   D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                   Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

                   SECTION 1. Amendments to Section 6.04 of the Credit Agreement (Investments, Loans, Advance, Guarantees and Acquisitions). Section 6.04(p) of the Credit Agreement is hereby amended by deleting the amount "$1,000,000" appearing therein and substituting in lieu thereof the amount "3,500,000".

                   SECTION 2. Amendment to Section 6.13 (Capital Expenditures).
     Section 6.13 of the Credit Agreement is hereby amended by (a) deleting the table set forth therein and substituting therefor the following:



                                   Fiscal Year                           Amount
                                   -----------                           ------
                 February 2, 1998--January 31, 1999                  $22,000,000
                 February 1, 1999--January 30, 2000                  $27,000,000
                 January 31, 2000--January 28, 2001                  $30,000,000
                 January 29, 2001--January 27, 2002                  $26,500,000
                 January 28, 2002--January 26, 2003                  $28,000,000
                 January 27, 2003--January 25, 2004                  $29,500,000
                 January 26, 2005--January 30, 2005                  $31,000,000


     and (b) by deleting the last two sentences thereof and substituting therefor the following:

         Capital Expenditures set forth above in respect of the fiscal year ending on or about January 28, 2001 in an amount not less than $11,500,000 (the "POS Capital Expenditures") shall be used solely to purchase a point of sale system during such fiscal year only.

         The amount of permitted Capital Expenditures set forth above in respect of any fiscal year other than the fiscal year ending on or about January 28, 2001 shall be increased by the lesser of (a)(i) the unused permitted Capital Expenditures for the immediately preceding fiscal year (other than unused POS Capital Expenditures in the case of the fiscal year ending on or about January 28, 2001) less (ii) an amount equal to unused Capital Expenditures carried forward to such preceding fiscal year and (b) $12,000,000. No increase from the amount set forth in the table above shall be permitted for the fiscal year ending on or about January 28, 2001.

                  SECTION 3. Representations and Warranties. Each of Holdings and the Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

                  (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and an implied covenant of good faith and fair dealing.

                  (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent suchrepresentations and warranties expressly relate to an earlier date, in which case such representations and warranties are, to such extent, true and correct in all material respects as of such earlier date.

                  (c) After giving effect to this Amendment, no Default has occurred and is continuing.

                  SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when (a) the representations and warranties set forth in Section 3 hereof are true and correct, (b) the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of Holdings, the Borrower and the Required Lenders and (ii) evidence satisfactory to it that (A) Cypress and its Affiliates shall have contributed at least $15,000,000 to Holdings in exchange for common stock of Holdings and (B) Holdings shall have contributed at least $15,000,000 to the Borrower in exchange for common stock of the Borrower.

                  SECTION 5. Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Swingline Lender, any Issuing Bank, the Collateral Agent or the Administrative Agent under the Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or Holdings to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement and the other Loan Documents.

                  SECTION 6. APPLICABLE LAW. THIS AMIENDMIENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7. Counterparts, This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.



                                   FRANKS NURSERY & CRAFTS, INC., as
                                   Borrower,


                                      by /s/ Larry T. Lakin
                                        ----------------------------------
                                        Name:   Larry T. Lakin
                                        Title:  Vice Chairman and Chief
                                                Financial Officer


                                   FNC HOLDINGS INC.,


                                      by /s/ Larry T. Lakin
                                        ----------------------------------
                                        Name:   Larry T. Lakin
                                        Title:  Vice Chairman and Chief
                                                Financial Officer

                                   THE CHASE MANHATTAN BANK, individually
                                   and as Administrative Agent,


                                      by
                                        ----------------------------------
                                        Name:
                                        Title:


                                   GOLDMAN SACHS CREDIT PARTNERS, L.P.,

                                      by
                                        ----------------------------------
                                        Name:
                                        Title:

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                   FRANK'S NURSERY & CRAFTS, INC., as
                                   Borrower,

                                      by
                                        ----------------------------------
                                        Name:
                                        Title:


                                   FNC HOLDINGS INC.,


                                      by
                                        ----------------------------------
                                        Name:
                                        Title:

                                   THE CHASE MANHATTAN BANK, individually
                                   and as Administrative Agent,


                                      by     /s/ Neil R. Boylan
                                        ----------------------------------
                                        Name          Neil R. Boylan
                                        Title:      Managing Director

                                   GOLDMAN SACHS CREDIT PARTNERS, L.P.,


                                      by
                                        ----------------------------------
                                        Name:
                                        Title:

                                 SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF APRIL 20,2000, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 24,1997, AMONG FRANKS NURSERY & CRAFTS, INC., FNC HOLDINGS INC. (F/K/A GENERAL HOST CORPORATION), THE LENDERS PARTY THERETO, THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT, COLLATERAL AGENT, SWINGLINE LENDER, and ISSUING BANK, and GOLDMAN SACHS CREDIT PARTNERS, L.P., AS DOCUMENTATION AGENT


        Name of Institution      GOLDMAN SACHS CREDIT PARTNERS, L.P.
                                 ---------------------------------------------



                                  by     /s/ ELIZABETH FISCHER
                                    ------------------------------------------
                                    Name:     ELIZABETH FISCHER
                                    Title:   AUTHORIZED SIGNATURE

                                 SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF APRIL 20, 2000, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 24, 1997. AMONG FRANK'S NURSERY & CRAFTS, INC., FNC HOLDINGS INC. (F/K/A GENERAL HOST CORPORATION), THE LENDERS PARTY THERETO, THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT, COLLATERAL AGENT, SWINGLINE LENDER and ISSUING BANK, and GOLDMAN SACHS CREDIT PARTNERS, L.P., AS DOCUMENTATION AGENT


        Name of Institution      IBJ Whitehall Bank & Trust Co.
                                 ---------------------------------------------



                                  by   /s/ Patricia G. McCormack
                                    ------------------------------------------
                                    Name:   PATRICIA G. McCORMACK
                                    Title:   MANAGING DIRECTOR

                                 SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF APRIL 20, 2000, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 24, 1997, AMONG FRANK'S NURSERY & CRAFTS, INC., FNC HOLDINGS INC. (F/K/A GENERAL HOST CORPORATION), THE LENDERS PARTY THERETO, THE CHASE MANHATTAN BANK,
                                 AS ADMINISTRATIVE AGENT, COLLATERAL AGENT,
                                 SWINGLINE LENDER, and ISSUING BANK, and
                                 GOLDMAN SACHS CREDIT PARTNERS, L.P., AS
                                 DOCUMENTATION AGENT


        Name of Institution      KZH HIGHLAND-Z LLC
                                 ---------------------------------------------



                                  by   /s/ Susan Lee
                                    ------------------------------------------
                                    Name:  Susan Lee
                                    Title: Authorized Agent

                                 SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF APRIL 20, 2000, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 24, 1997, AMONG FRANK'S NURSERY & CRAFTS, INC., FNC HOLDINGS INC. (F/K/A GENERAL HOST CORPORATION), THE LENDERS PARTY THERETO, THE CHASE MANHATTAN BANK,
                                 AS ADMINISTRATIVE AGENT, COLLATERAL AGENT,
                                 SWINGLINE LENDER, and ISSUING BANK, and
                                 GOLDMAN SACHS CREDIT PARTNERS, L.P., AS
                                 DOCUMENTATION AGENT


        Name of Institution      KZH PAMCO LLC
                                 ---------------------------------------------



                                  by   /s/ Susan Lee
                                    ------------------------------------------
                                    Name:  Susan Lee
                                    Title: Authorized Agent

                                 SIGNATURE PAGE TO AMENDMENT NO. 3 DATED AS OF APRIL 20, 2000, TO THE CREDIT AGREEMENT DATED AS OF DECEMBER 24, 1997, AMONG FRANK'S NURSERY & CRAFTS, INC., FNC HOLDINGS INC. (F/K/A GENERAL HOST CORPORATION), THE LENDERS PARTY THERETO, THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE AGENT, COLLATERAL AGENT, SWINGLINE LENDER, and ISSUING BANK, and GOLDMAN SACHS CREDIT PARTNERS, L.P., AS DOCUMENTATION AGENT


        Name of Institution      Transamerica Business Credit Corporation
                                 ---------------------------------------------



                                   by    /s/ Perry Vavoules
                                      ----------------------------------------
                                      Name:  Perry Vavoules
                                      Title: Senior Vice President